                                                                    Exhibit 23.2


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-52067 of Spiros Development Corporation II, Inc. (a development stage company) on Form S-8 of our report dated February 9, 1999, appearing in this Annual Report on Form 10-K of Spiros Development Corporation II, Inc. (a development stage company) for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP


San Diego, California
March 27, 2000